UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 13, 2006
(Date of earliest event reported)

NEXTPHASE WIRELESS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27339	88-0343832
(State of Other Jurisdiction Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

300 S. Harbor Boulevard, Suite 500, Anaheim, California 92805
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (800) 748-5548
________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CAR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 13, 2006, management of NextPhase Wireless, Inc. concluded that based on error in the Statement of Operations for the three months ended June 30, 2005 that was included in the company’s Quarterly Report of Form 10-QSB for the period ended June 30, 2005, which carried through to the Statement of Operations for the period ended September 30, 2005 that was included in the company’s Quarterly Report on Form 10-QSB for the period ended September 30, 2005, the financial statements in those Quarterly Reports should no longer be relied upon.

The error was caused by an omission of an amount of $114,688 from the cost of goods sold which resulted in an understatement in the company’s net loss in a like amount in the affected periods.

In November 2005, the company’s financial staff discovered the error when reviewing the company’s financial processes. The cost of goods sold relating to a major project had been incorrectly entered into the company’s financial accounting system due to a previously identified deficiency in the company’s internal controls resulting from inadequate accounting and financial staffing. This process was being undertaken as part of the company’s improvement of its controls and procedures, which included increasing its accounting staff in the quarterly period ended September 30, 2005, and revising procedures for cross checking processes, and reviewing previous financial reports in the period ended December 31, 2005. NextPhase’s financial staff promptly reported the error to the company’s management, who in turn reported it to the company’s board of directors and independent auditors. In January 2006, in preparation of the company’s Quarterly Report on Form 10-QSB for the period ended December 31, 2005, the company completed the review of the company’s financial processes and financial accounting system. At that time the company was able to conclude that the financial statements for the periods ended June 30, 2005 and September 30, 2005 should no longer be relied upon, due to the error. Concurrently the company’s internal accountants discussed this matter with the company’s independent auditor.

Based on an evaluation made by the company’s independent auditors it was determined by the company that no restatement of the June 30, 2005 or September 30, 2005 financial statements were required. The error was corrected in the Statement of Operations in the financial statements included in the company’s Quarterly Report on Form 10-QSB for the period ended December 30, 2005 and was reflected in Note 2 to those financial statements. Additionally, the error and the correction of the error was disclosed in the company’s Quarterly Report on Form 10-QSB for the period ended December 31, 2005 under Part I, Item 3 “Controls and Procedures.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 22, 2006

NEXTPHASE WIRELESS, INC.
By:
Robert M. Ford, Chief Executive Officer